UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 27, 2006


                             BIOSPHERE MEDICAL, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-23678                   04-3216867
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                        1050 Hingham Street
                      Rockland, Massachusetts                       02370
             (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (781) 681-7900


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2006, BioSphere Medical, Inc. announced its financial results for the quarter ended March 31, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.                             Description
-----------     ----------------------------------------------------------------
99.1            Press release entitled "BioSphere Medical Reports First Quarter
                2006 Financial Results," issued April 27, 2006.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2006                          BIOSPHERE MEDICAL, INC.


                                              By:   /s/ Martin J. Joyce
                                                    ----------------------------
                                                    Martin J. Joyce
                                                    Executive Vice President and
                                                    Chief Financial Officer





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

                                  EXHIBIT INDEX

Exhibit No.                                     Description
-----------     ----------------------------------------------------------------
99.1            Press release entitled "BioSphere Medical Reports First Quarter
                2006 Financial Results," issued April 27, 2006.


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